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                                                                   EXHIBIT 10.21

                             AMENDMENT NO. 1 TO THE
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                    Dated as of October 23, 2000

          AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT among ARTHUR D. LITTLE, INC., a Massachusetts corporation (a "Borrower" or "ADL"), ARTHUR D. LITTLE INTERNATIONAL, INC., a Massachusetts corporation (a "Borrower", and together with ADL, the "Borrowers"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, and CITIBANK, N.A. ("Citibank"), as agent (together with any successor appointed pursuant to Section 8.06, the "Agent") for the Lenders (as hereinafter defined)

          PRELIMINARY STATEMENTS:

          (1) The Borrowers, the Initial Lenders and the Agent have entered into an Amended and Restated Credit Agreement dated as of April 25, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.
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          The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

          (a)  Section 2.06(b)(ii)(C)(y) is amended in full to read as follows:

               "(y) proceeds of the TIME IPO except such proceeds that exceed $55,000,000 or are received by or for the account of a Borrower."

          (b) Section 2.06(b) is amended by adding the following immediately after the word "maturity" at the end thereof:

               "; provided that any prepayments pursuant to clause (C)(y) of this Section 2.06(b) shall be applied against the principal repayment installments set forth in Section 2.03 in inverse order, commencing with the principal repayment installment due June 1, 2001."

          (c) Section 2.06(b)(iii) is deleted in its entirety and the following substituted therefor: "Intentionally deleted".
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          (d)  Section 2.02 is amended by adding to the end thereof a new subsection (c), to read as follows:

               "(c)  Amendment Fee.  In addition to the fees set forth above,
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          ADL shall pay to the Agent for the account of each Lender a restructuring fee equal to 2% of such Lender's Commitment as of January 15, 2001, payable on January 15, 2001."

          (e) Section 5.01(m) is amended by deleting the words "In the event that the TIME IPO does not occur on or prior to December 31, 2000, the" and substituting therefor the word "The".

          (f) Section 5.01(m)(i) is amended by inserting at the end thereof the words "; provided that, in the event the TIME IPO has occurred on or prior to December 31, 2000, this Section 5.01(m) shall not apply with respect to TIME or its Subsidiaries,"

          SECTION 2.  Conditions of Effectiveness.
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          This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment executed by the Borrowers and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by each Subsidiary Guarantor
(ii) evidence to its reasonable satisfaction that the TIME IPO has been completed and (iii) not later than 5 days after the execution of this Amendment, payment of all costs and expenses of the Agent or counsel to the Agent due and payable under Section 9.04 of the Credit Agreement or this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 3.  Representations and Warranties of the Borrower.
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          Each Borrower represents and warrants as follows:

          (a) Each of the Borrowers is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          (b) The execution, delivery and performance by the Borrowers of this Amendment, and the consummation of the transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) such Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting such Borrower.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrowers of this Amendment.

          (d) This Amendment has been duly executed and delivered by each Borrower. This Amendment and each of the Loan Documents as amended hereby is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.
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          (e) The execution, delivery and performance of this Amendment do not adversely affect the Liens created under any of the Collateral Documents.

          SECTION 4.  Reference to and Effect on the Credit Agreement and the
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                      Notes.
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          (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5.  Costs, Expenses.
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          Each Borrower agrees to pay on demand all costs and expenses of the
Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 6.  Execution in Counterparts.
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          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

           SECTION 7.  Governing Law.
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           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    ARTHUR D. LITTLE, INC.

                                    By /s/ Frederick McElligott
                                      -------------------------------
                                      Title: Treasurer

                                    ARTHUR D. LITTLE INTERNATIONAL, INC.

                                    By /s/ Frederick McElligott
                                      -------------------------------
                                      Title: Treasurer

                                    CITIBANK, N.A.
                                    as Agent and as Lender

                                    By /s/ Anthony Murphy
                                      -------------------------------
                                      Title: Anthony Murphy

                                    THE CHASE MANHATTAN BANK

                                    By /s/ Roger O'Dell
                                      -------------------------------
                                      Title: Roger O'Dell